Exhibit 8.1

Principal subsidiaries

The following is a list of Ternium’s subsidiaries at December 31, 2012.

Company	Country of Organization	Main activity	Percentage of ownership at December 31,
			2012	2011	2010

Ternium S.A.	Luxembourg	Holding	100.00%	100.00%	100.00%
Ternium Investments S.à.r.l. (1)	Luxembourg	Holding	100.00%	100.00%	100.00%
Ternium Solutions A.G. (2)	Switzerland	Services	100.00%	100.00%	—
Ternium Brasil S.A. (3)	Brazil	Holding	100.00%	100.00%	100.00%
Siderúrgica do Norte Fluminense S.A. (4)	Brazil	Manufacturing and selling of steel products	100.00%	100.00%	100.00%
Ylopa - Servicos de Consultadoria Lda. (5)	Portugal	Holding	—	—	94.38%
Consorcio Siderurgia Amazonia S.L. (formerly Consorcio Siderurgia Amazonia S.L.U.)(6)	Spain	Holding	94.38%	94.38%	94.38%
Secor - Servicios Corporativos S.A. (6)	Venezuela	Holding	94.53%	94.38%	94.38%
Ternium Internacional España S.L.U. (3)	Spain	Marketing of steel products	100.00%	100.00%	100.00%
Siderar S.A.I.C. (7)	Argentina	Manufacturing and selling of flat steel products	60.94%	60.94%	60.94%
Impeco S.A. (8)	Argentina	Manufacturing of pipe products	60.97%	60.97%	60.97%
Prosid Investments S.C.A. (8)	Uruguay	Holding	60.94%	60.94%	60.94%
Inversiones Basilea S.A. (9)	Chile	Purchase and sale of real estate and other	—	60.94%	60.94%
Ternium Mexico S.A. de C.V. (10)	Mexico	Holding	88.72%	88.72%	88.72%
Hylsa S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.72%
Las Encinas S.A. de C.V. (11)	Mexico	Exploration, exploitation and pelletizing of iron ore	88.72%	88.72%	88.72%
Ferropak Comercial S.A. de C.V. (11)	Mexico	Scrap services company	88.72%	88.72%	88.72%
Ferropak Servicios S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.72%
Galvacer America Inc (11)	USA	Distributing company	88.72%	88.72%	88.72%
Galvamet America Corp (11)	USA	Manufacturing and selling of insulated panel products	88.72%	88.72%	88.72%
Transamerica E. & I. Trading Corp (11)	USA	Scrap services company	88.72%	88.72%	88.72%
Técnica Industrial S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.72%
Ternium Gas México S.A. de C.V. (formerly Sefimsa S.A. de C.V). (12)	Mexico	Financial Services	88.72%	88.72%	88.72%
Ecore Holding S. de R.L. de C.V. (11)	Mexico	Holding	88.72%	88.72%	88.72%
Neotec L.L.C. (11)	USA	Holding	88.72%	88.72%	88.72%
Treasury Services S.A. de C.V. (11)	Mexico	Financial Services	88.72%	88.72%	88.72%
APM, S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.72%
Acedor, S.A. de C.V. (11)	Mexico	Holding	88.72%	88.72%	88.72%

Empresas Stabilit S.A. de C.V. (13)	Mexico	Holding	—	—	88.72%
Acerus S.A. de C.V. (11)	Mexico	Manufacturing and selling of steel products	88.72%	88.72%	88.72%
Imsa Monclova S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.72%
Ternium Internacional Guatemala S.A. (14)	Guatemala	Selling of steel products	99.98%	99.98%	88.72%
Corporativo Grupo Imsa S.A. de C.V. (11)	Mexico	Services	88.72%	88.72%	88.72%
Ternium USA Inc. (11)	USA	Manufacturing and selling of steel products	88.72%	88.72%	88.72%

Servicios Integrales Nova de Monterrey S.A. de C.V. (15)	Mexico	Medical and Social Services	66.09%	66.09%	66.09%
Ternium Guatemala S.A. (16)	Guatemala	Manufacturing and selling of steel products	—	—	88.72%
Ternium Internacional Nicaragua S.A.	Nicaragua	Manufacturing and selling of steel products	99.38%	99.38%	88.18%
Ternium Internacional Honduras S.A. de C.V.	Honduras	Manufacturing and selling of steel products	99.18%	99.18%	88.01%
Ternium Internacional El Salvador, S.A. de C.V.	El Salvador	Manufacturing and selling of steel products	99.91%	99.91%	88.66%
Ternium Internacional Costa Rica S.A.	Costa Rica	Manufacturing and selling of steel products	99.98%	99.98%	88.72%
Ferrasa S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	54.00%
Perfilamos del Cauca S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	54.00%
Figuraciones S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	54.00%
Siderúrgica de Caldas S.A.S. (17)	Colombia	Manufacturing and selling of steel products	54.00%	54.00%	54.00%
Procesadora de Materiales Industriales S.A.	Colombia	Scrap services company	32.40%	32.40%	32.40%
Recolectora Industrial de Colombia S.A. (18)	Colombia	Scrap services company	—	—	28.70%
Desechos Industriales de Colombia S.A. (18)	Colombia	Scrap services company	—	—	29.70%
Tenigal S. de R.L. de C.V. (19)	Mexico	Manufacturing and selling of steel products	51.00%	51.00%	51.00%
Ternium Investments Switzerland AG (3)	Switzerland	Holding	100.00%	100.00%	100.00%
Ternium Internacional S.A. (20)	Uruguay	Holding and marketing of steel products	100.00%	100.00%	100.00%
Ternium International Ecuador S.A. (21)	Ecuador	Marketing of steel products	100.00%	100.00%	100.00%
Ternium International USA Corporation (21)	USA	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internationaal B.V. (21)	Netherlands	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Internacional Perú S.A. (22)	Peru	Marketing of steel products	—%	100.00%	100.00%
Ternium Internacional de Colombia S.A.S. (formerly Ternium Internacional de Colombia S.A.) (21)	Colombia	Marketing of steel products	100.00%	100.00%	100.00%

Ternium Procurement S.A. (20)	Uruguay	Procurement services	100.00%	100.00%	100.00%
Ternium International Inc. (20)	Panama	Marketing of steel products	100.00%	100.00%	100.00%
Ternium Engineering & Services S.A. (23)	Uruguay	Engineering and other services	100.00%	100.00%	100.00%
Ternium Ingeniería y Servicios de Argentina S.A.	Argentina	Engineering and other services	100.00%	100.00%	100.00%
Ternium Ingeniería y Servicios de Mexico S.A. de C.V.	Mexico	Engineering and other services	100.00%	100.00%	100.00%
Ternium Treasury Services S.A. (20)	Uruguay	Financial Services	100.00%	100.00%	100.00%
Ternium Treasury Services B.V. (20)	Netherlands	Financial Services	100.00%	100.00%	100.00%
Ferrasa Panamá, S.A. (24)	Panama	Manufacturing and selling of steel products	54.00%	54.00%	54.00%
Aceros Transformados de Panamá, S.A. (24)	Panama	Manufacturing and selling of steel products	54.00%	54.00%	54.00%

(1)	Incorporated in the fourth quarter of 2010.
(2)	Indirectly through Ternium Investments S.à.r.l. Total voting rights held: 100.00%. Incorporated in the first quarter of 2011.
(3)	Indirectly through Ternium Investments S.à.r.l. Total voting rights held: 100.00%.
(4)	Indirectly through Ternium Brasil S.A. Total voting rights held: 100.00%. Incorporated during 2010.
(5)	This company was dissolved as of December 27, 2011.
(6)	Since December 27, 2011, indirectly through Ternium Investments S.á.r.l. (85.77%) and Prosid Investments S.C.A. (8.76%). Total voting rights held: 100.00%. Before that, indirectly through Ylopa – Servicos de Consultadoría Lda.
(7)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 60.94%.
(8)	Indirectly through Siderar S.A.I.C and Ternium Internacional S.A. Total voting rights held 100.00%.
(9)	This company was dissolved as of November 14, 2012.
(10)	Indirectly through Siderar S.A.I.C., Inversiones Basilea S.A. and Ternium Internacional España S.L.U. Total voting rights held 99.93%.
(11)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 100.00%.
(12)	Indirectly through Ternium México S.A. de C.V. and Tenigal S. de R.L. de C.V. Total voting rights held: 100.00%.
(13)	Merged with Ternium Mexico S.A. de C.V. during the fourth quarter of 2011.
(14)	Indirectly through Ternium Internacional España S.L.U. Total voting rights held: 100%.
(15)	Indirectly through Ternium Mexico S.A. de C.V. Total voting rights held: 74.50%.
(16)	This company was merged with Ternium Internacional Guatemala, S.A. during the first quarter of 2011.
(17)	Indirectly through Ternium Internacional España S.L.U.. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3).
(18)	These companies were sold during the second quarter of 2011.
(19)	Indirectly through Ternium Internacional España S.L.U.. Total voting rights held: 51.00%. Incorporated during 2010. (See note 31).
(20)	Indirectly through Ternium Investments Switzerland AG. Total voting rights held: 100.00%.
(21)	Indirectly through Ternium Internacional S.A. Total voting rights held 100.00%.
(22)	This company was dissolved as of February 18, 2012.
(23)	Indirectly through Ternium Internacional Inc. Total voting rights held 100.00%.
(24)	Indirectly through Ternium Treasury Services S.A. Total voting rights held: 54.00%. Incorporated during 2010. (See note 3).